UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting of Shareholders held on March 20, 2019, the shareholders of Starbucks Corporation (the “Company”) elected the 10 directors nominated by the Board to serve until the 2020 Annual Meeting of Shareholders and until their successors are elected and qualified; the shareholders approved an advisory resolution to approve executive compensation; the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2019; the shareholders did not approve a shareholder proposal regarding true diversity board policy; and the shareholders did not approve a shareholder proposal regarding a report on sustainable packaging. The proposals are further described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 25, 2019.
The table below sets forth the number of votes cast for and against, and the number of abstentions and broker non-votes, for each matter voted upon by the Company’s shareholders.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Rosalind G. Brewer	856,055,101	15,595,870	916,416	229,123,837
Mary N. Dillon	737,237,237	134,245,147	1,085,003	229,123,837
Mellody Hobson	849,077,049	22,512,166	978,172	229,123,837
Kevin R. Johnson	865,089,551	6,398,182	1,079,654	229,123,837
Jørgen Vig Knudstorp	866,476,891	4,950,570	1,139,926	229,123,837
Satya Nadella	854,144,821	17,413,128	1,009,438	229,123,837
Joshua Cooper Ramo	869,603,496	1,734,880	1,229,011	229,123,837
Clara Shih	854,632,282	16,978,572	956,533	229,123,837
Javier G. Teruel	842,267,667	29,153,934	1,145,786	229,123,837
Myron E. Ullman, III	855,364,582	16,027,005	1,175,800	229,123,837

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Resolution to Approve Executive Compensation	808,751,480	60,451,381	3,364,526	229,123,837

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Selection of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending September 29, 2019	1,078,858,064	20,741,787	2,091,373	N/A

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding True Diversity Board Policy	14,608,573	845,056,279	12,902,535	229,123,837

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Shareholder Proposal Regarding a Report on Sustainable Packaging	381,582,406	476,122,194	14,862,787	229,123,837

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: March 22, 2019	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez
executive vice president, general counsel and secretary